      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended November 30, 2001

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                                   Cusip #             Due Date
      --------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes.................................... 280907AP1.......... December 1, 2035
      1999-1B     Senior Auction Rate Notes.................................... 280907AQ9.......... December 1, 2035
      1999-1C     Subordinate Auction Rate Notes............................... 280907AR7.......... December 1, 2035
      2000-1A     Senior Auction Rate Notes.................................... 280907AS5.......... December 1, 2035
      2000-1B     Senior Auction Rate Notes.................................... 280907AT3.......... December 1, 2035
      2000-1C     Subordinate Auction Rate Notes............................... 280907AU0.......... December 1, 2035
      2001-1A     Senior Auction Rate Notes.................................... 280907AV8.......... December 1, 2035
      2001-1B     Senior Auction Rate Notes.................................... 280907AW6.......... December 1, 2035
      2001-1C     Subordinate Auction Rate Notes............................... 280907AX4.......... December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None

C.    Principal Outstanding - November, 2001
      --------------------------------------

                            Principal            Principal            Principal           Principal
                         Outstanding,             Borrowed             Payments        Outstanding,
      Series           Start of Month         During Month         During Month        End of Month
      ---------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00                $0.00                $0.00      $78,000,000.00
        1999-1B         39,000,000.00                 0.00                 0.00       39,000,000.00
        1999-1C          9,300,000.00                 0.00                 0.00        9,300,000.00
                  ---------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                 0.00      126,300,000.00
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1B         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1C         22,000,000.00                 0.00                 0.00       22,000,000.00
                  ---------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                 0.00      130,200,000.00
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1B         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1C         23,800,000.00                 0.00                 0.00       23,800,000.00
                  ---------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                 0.00      181,800,000.00
                  ---------------------------------------------------------------------------------
      Totals          $438,300,000.00                $0.00                $0.00     $438,300,000.00
                  =================================================================================

D.    Accrued Interest Outstanding - November, 2001
      ---------------------------------------------

                     Accrued Interest             Interest             Interest    Accrued Interest          Interest
                         Outstanding,              Accrued             Payments        Outstanding,        Rate As Of
      Series           Start of Month         During Month         During Month        End of Month      End Of Month
      ---------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $87,750.00          $160,398.33          $163,800.00          $84,348.33          2.29000%
        1999-1B             44,687.50            81,087.50            83,416.67           42,358.33          2.30000%
        1999-1C             10,850.00            19,943.33            20,253.33           10,540.00          2.40000%
                  ---------------------------------------------------------------------------------
        Total              143,287.50           261,429.16           267,470.00          137,246.66
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             86,785.42           108,425.41           115,713.89           79,496.94          2.30000%
        2000-1B             57,856.94           112,630.19           115,713.89           54,773.24          2.27800%
        2000-1C             37,858.33            46,352.78            50,477.78           33,733.33          2.40000%
                  ---------------------------------------------------------------------------------
        Total              182,500.69           267,408.38           281,905.56          168,003.51
                  ---------------------------------------------------------------------------------
      Series 2001-1:

        2001-1A             41,167.78           170,640.00           170,552.22           41,255.56          2.35000%
        2001-1B            172,044.44           173,361.11           334,872.22           10,533.33          2.40000%
        2001-1C             12,957.78            53,417.77            53,682.22           12,693.33          2.40000%
                  ---------------------------------------------------------------------------------
        Total              226,170.00           397,418.88           559,106.66           64,482.22
                  ---------------------------------------------------------------------------------
      Totals              $551,958.19          $926,256.42        $1,108,482.22         $369,732.39
                  =================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             09-Jan-02               10.88%
        1999-1B             09-Jan-02               10.80%
        1999-1C             09-Jan-02               10.67%
      Series 2000-1:
        2000-1A             03-Jan-02               10.07%
        2000-1B             10-Jan-02               10.25%
        2000-1C             03-Jan-02                9.92%
      Series 2001-1:
        2001-1A             20-Dec-01                9.06%
        2001-1B             27-Dec-01                9.04%
        2001-1C             20-Dec-01                8.89%

F.    Noteholders' Carry-Over Amounts - November, 2001
      ------------------------------------------------

                           Carry-Over                                                    Carry-Over
                             Amounts,            Additions             Payments            Amounts,
      Series           Start of Month         During Month         During Month        End of Month
      ---------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  =================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - November, 2001
      --------------------------------------------------------------------

                              Accrued             Interest             Interest             Accrued
                            Interest,              Accrued             Payments           Interest,
      Series           Start of Month         During Month         During Month        End of Month
      ---------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  =================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - November, 2001
      ------------------------------

                                                                          Amount
                                                               -----------------
      Balance, Start of Month .................................    $6,574,500.00
      Additions During Month (From Issuance of Notes) .........             0.00
      Less Withdrawals During Month............................             0.00
                                                               -----------------
      Balance, End of Month ...................................    $6,574,500.00
                                                               =================

B.    Capitalized Interest Accounts - November, 2001
      ----------------------------------------------

                                                                          Amount
                                                                ----------------
      Balance, Start of Month ..................................   $4,292,743.15
      Additions During Month (From Issuance of Notes)...........            0.00
      Less Withdrawals During Month.............................            0.00
                                                                ----------------
      Balance, End of Month ....................................   $4,292,743.15
                                                                ================

C.    Acquisition Accounts - November, 2001
      -------------------------------------

                                                                         Amount
                                                                ---------------
      Balance, Start of Month ..................................  $1,717,106.26
      Additions During Month ...................................  21,668,410.51
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................           0.00
        Accrued Income..........................................           0.00
        Premiums and Related Acquisition Costs..................           0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired...................................... (16,584,343.02)
        Premiums and Related Acquisition Costs .................    (191,794.19)
                                                                ---------------
      Balance, End of Month ....................................  $6,609,379.56
                                                                ===============

D.    Alternative Loan Guarantee Accounts - November, 2001
      ----------------------------------------------------

                                                                         Amount
                                                              -----------------
      Balance, Start of Month.................................    $2,351,713.03
      Additions During Month (Initial Purchase of Student
       Loans).................................................             0.00
      Guarantee Fees Received (Refunded) During Month.........       102,237.86
      Interest Received During Month..........................         4,349.21
      Other Additions During Month............................         5,407.66
      Less Withdrawals During Month for Default Payments......       (78,229.63)
                                                              -----------------
      Balance, End of Month ..................................    $2,385,478.13
                                                              =================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - November, 2001
      ---------------------------------------------------

                                                                         Amount
                                                               ----------------
      Balance, Start of Month ................................. $376,485,247.73
      Initial Purchase of Eligible Loans.......................            0.00
      Transfers................................................            0.00
      Loans Purchased / Originated ............................   16,584,343.02
      Capitalized Interest ....................................    3,081,885.59
      Less Principal Payments Received ........................   (8,981,860.64)
      Less Defaulted Alternative Loans Transferred ............      (74,876.69)
      Other Increases (Decreases) .............................       (2,665.58)
                                                               ----------------
      Balance, End of Month ................................... $387,092,073.43
                                                               ================

B.    Composition of Student Loan Portfolio as of November 30, 2001
      -------------------------------------------------------------

                                                                          Amount
                                                               -----------------
      Aggregate Outstanding Principal Balance .................  $387,092,073.43
      Number of Borrowers .....................................           57,812
      Average Outstanding Principal Balance Per Borrower ......           $6,696
      Number of Loans (Promissory Notes) ......................          115,888
      Average Outstanding Principal Balance Per Loan ..........           $3,340
      Weighted Average Interest Rate ..........................            6.29%

C.    Distribution of Student Loan Portfolio by Loan Type as of November 30,
      ----------------------------------------------------------------------
      2001
      ----
                                                 Outstanding
                                                   Principal
      Loan Type                                      Balance            Percent
      -------------------------------------------------------------------------
      Stafford - Subsidized..................$154,092,794.05              39.8%
      Stafford - Unsubsidized................  95,792,884.38              24.7%
      Stafford - Nonsubsidized...............       3,273.37               0.0%
      PLUS...................................  30,234,287.52               7.8%
      SLS....................................      87,455.27               0.0%
      Consolidation..........................  33,257,526.96               8.6%
      Alternative............................  73,623,851.88              19.0%
                                             ----------------------------------
      Total..................................$387,092,073.43             100.0%
                                             ==================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of November 30,
      --------------------------------------------------------------------------
      2001
      ----
                                                 Outstanding
                                                   Principal
      Interest Rate                                  Balance             Percent
      --------------------------------------------------------------------------
      Less Than 5.00%........................          $0.00                0.0%
      5.00% to 5.49%.........................  71,180,513.57               18.4%
      5.50% to 5.99%......................... 150,279,171.70               38.8%
      6.00% to 6.49%.........................  18,707,124.57                4.8%
      6.50% to 6.99%......................... 110,321,755.59               28.5%
      7.00% to 7.49%.........................   2,271,605.71                0.6%
      7.50% to 7.99%.........................  20,963,143.03                5.4%
      8.00% to 8.49%.........................   9,418,570.26                2.4%
      8.50% to 8.99%.........................   2,609,856.95                0.7%
      9.00% to 9.49%.........................     285,845.11                0.1%
      9.50% or Greater.......................   1,054,486.94                0.3%
                                             -----------------------------------
      Total..................................$387,092,073.43              100.0%
                                             ===================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      November 30, 2001
      -----------------
                                                 Outstanding
                                                   Principal
      Borrower Payment Status                        Balance             Percent
      --------------------------------------------------------------------------
      School................................. $72,311,727.10               18.7%
      Grace..................................  26,075,621.16                6.7%
      Repayment.............................. 236,010,571.42               61.0%
      Deferment..............................  40,353,392.44               10.4%
      Forbearance............................  12,340,761.31                3.2%
                                             -----------------------------------
      Total..................................$387,092,073.43              100.0%
                                             ===================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      November 30, 2001
      -----------------

                                                           Percent by Outstanding Balance
                                                        -----------------------------------
                                       Outstanding            Excluding
                                         Principal         School/Grace        All Loans in
      Delinquency Status                   Balance         Status Loans           Portfolio
      -------------------------------------------------------------------------------------
      31 to 60 Days................. $7,633,047.64                 2.6%                2.0%
      61 to 90 Days.................  3,856,835.95                 1.3%                1.0%
      91 to 120 Days................  3,174,499.92                 1.1%                0.8%
      121 to 180 Days...............  5,475,426.19                 1.9%                1.4%
      181 to 270 Days...............  3,211,915.31                 1.1%                0.8%
      Over 270 Days.................    926,405.07                 0.3%                0.2%
      Claims Filed, Not Yet Paid....  1,266,487.20                 0.4%                0.3%
                                    -------------------------------------------------------
      Total.........................$25,544,617.28                 8.8%                6.6%
                                    =======================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      November 30, 2001
      -----------------
                                                 Outstanding
                                                   Principal
      Guarantee Status                               Balance             Percent
      --------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.............    $861,126.15                0.2%
      FFELP Loan Guaranteed 98%.............. 312,607,095.40               80.8%
      Alternative Loans Non-Guaranteed.......  73,623,851.88               19.0%
                                             -----------------------------------
      Total..................................$387,092,073.43              100.0%
                                             ===================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      November 30, 2001
      -----------------
                                                     Outstanding
                                                       Principal
      Guarantee Agency                                   Balance         Percent
      --------------------------------------------------------------------------
      Education Assistance Corporation...........$191,824,403.11           49.6%
      Great Lakes Higher Education Corporation...  70,133,379.78           18.1%
      California Student Aid Commission..........  18,057,329.38            4.7%
      Student Loans of North Dakota..............   8,187,760.89            2.1%
      Texas GSLC.................................   4,934,329.23            1.3%
      Pennsylvania Higher Education Assistance
       Agency....................................   7,334,710.26            1.9%
      United Student Aid Funds, Inc..............  11,925,822.77            3.1%
      Other Guarantee Agencies...................   1,070,486.13            0.3%
      Alternative Loans Non-Guaranteed...........  73,623,851.88           19.0%
                                                 -------------------------------
      Total......................................$387,092,073.43          100.0%
                                                 ===============================

I.    Fees and Expenses Accrued For / Through  November, 2001
      -------------------------------------------------------

                                                                      For The 11
                                                                    Months Ended
                                            November, 2001         Nov. 30, 2001
                                            ------------------------------------
      Servicing Fees........................   $338,705.57         $2,663,254.05
      Indenture Trustee Fees................      9,131.40             73,931.58
      Broker / Dealer Fees..................     91,312.48            703,167.28
      Auction Agent Fees....................      7,305.02             60,119.09
      Other Permitted Expenses..............          0.00                  0.00
                                            ------------------------------------
      Total.................................   $446,454.47         $3,500,472.00
                                            ====================================


J.    Ratio of Assets to Liabilities as of November 30, 2001
      ------------------------------------------------------

                                                                          Amount
                                                                 ---------------
      Total Indenture Assets ....................................$445,418,124.97
      Total Indenture Liabilities ............................... 439,091,158.43
                                                                 ---------------
      Ratio .....................................................        101.44%
                                                                 ===============